Exhibit 10.4

[Name of the VIE]	Power of Attorney

POWER OF ATTORNEY

I, [Name of Shareholder] (Chinese Identification Card No.: [ID Card No. of Shareholder]), own [number]% of the entire equities of [Name of the VIE] (the “Target Company” or “[Name of the VIE]”) as of the date of this Power of Attorney. I hereby irrevocably authorize Shanghai Santeng Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to my equity interests in [Name of the VIE] (“My Equity Interests”) during the term of this Power of Attorney:

The WFOE or its designated person(s) (including but not limited to directors of the WFOE’s parent company and their successors as well as any liquidator who is in place of such parent company’s directors, but excluding any person who is non-independent or may lead to a conflict of interest) (the “Proxy”) is hereby authorized to act on behalf of myself as my sole exclusive agent with full power in respect of all matters concerning My Equity Interests, including without limitation: (1) to attend shareholders’ meetings of [Name of the VIE] and sign the minutes thereof; (2) to file all necessary documents with relevant company registry; (3) to exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and the articles of association of [Name of the VIE], including but not limited to the sale, transfer, pledge or disposition of all or any part of My Equity Interests; and (4) in the capacity of my authorized representative, to designate and appoint the legal representative, director, supervisor, general manager and other senior officers of [Name of the VIE].

I hereby confirm that, without the prior written consent of the WFOE, I will not, directly or indirectly, participate, engage or be involved in, or have, or use any information received from the WFOE to participate, engage or be involved in, or have, any business competing with the principal business of the WFOE or its affiliates, nor will I hold or receive any interest in/from any business competing with the principal business of the WFOE or its affiliates. For avoidance of doubt, this Power of Attorney shall not be deemed to have authorized myself or any other person who is non-independent or may lead to a conflict of interest to exercise any rights covered by this Power of Attorney.

If I become a person without civil capacity or only with limited civil capacity for any reason, all my agents or successors shall continue to perform their duties and have their rights, provided that they shall covenant to continue to comply with the terms of this Power of Attorney.

The Proxy shall have the right to execute, on my behalf, the Exclusive Purchase Option Agreement and the Equity Pledge Agreement to be signed by and among the WFOE, [Name of the VIE] and me respectively on March 9, 2020 and March 9, 2020 (including any amendment, revision or restatement of such documents, and hereinafter collectively referred to as the “Transaction Documents”) as well as all the documents to be signed by me as agreed in the Transaction Documents, and to perform the Transaction Documents on schedule. The exercise of such right shall not form any restriction or limit on the authority granted hereunder.

All action of the Proxy in respect of my authorization shall be deemed as my own actions, and all documents that may be executed by the Proxy in respect of my authorization shall be deemed to have been executed by myself. I will acknowledge such actions and execution of documents.

[Name of the VIE]	Power of Attorney

The Proxy shall have the right to re-authorize and may, at its own discretion, delegate its rights hereunder to other person or entity in respect of the aforesaid matters without giving prior notice to me or obtaining my consent. The Proxy shall designate a Chinese citizen to exercise such right if so required by Chinese laws. Unless otherwise specified herein, the Proxy shall have the right to transfer, use or otherwise dispose of the cash dividends and other non-cash proceeds generated from My Equity Interest in accordance with my oral or written instructions.

On the precondition that I am or my successor is a shareholder of the Target Company, this Power of Attorney shall be effective as of the date hereof and shall be irrevocable and continuously valid, unless otherwise instructed by the WFOE in writing. Once the WFOE notifies me to terminate all or any part of the authorities granted hereunder or to change the Proxy, I shall immediately withdraw the entrustment and authorization granted to the WFOE hereunder, and, upon the WFOE’s written instructions, immediately execute a document in the same form as that of this Power of Attorney and grant powers of attorney and authorization to such other person or entity as may be nominated by the WFOE on the same terms as those of this Power of Attorney.

For avoidance of doubt, I hereby acknowledge that I have been acting in accordance with the relevant terms of this Power of Attorney from January 1, 2018, and that there is no breach of the terms hereof.

In the event of any dispute arising from the implementation hereof or in connection with this Power of Attorney, either I or the Proxy shall have the right to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators who shall be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. In appropriate circumstances, the arbitration tribunal or arbitrators may award remedial measures in respect of My Equity Interests or assets in accordance with applicable Chinese laws, including restriction on conduct of business, and restriction or prohibition of transfer or sale of equities or assets. In addition, in the course of forming the tribunal, either I or the Proxy shall have the right to file an application to any court with competent jurisdiction (including courts in the PRC, Hong Kong and Cayman Islands) for grant of temporary reliefs. During the arbitration proceeding, this Power of Attorney shall continue to be valid except for the part which is disputed by the Proxy or me and subject to arbitration.

During the term of this Power of Attorney, I hereby waive all the rights related to My Equity Interests, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

[Name of the VIE]	Power of Attorney

(Signature Page of the Power of Attorney)

Principal:

[Name of the Shareholder]

Signature: ________________________________

Signed on this 9th day of March, 2020

[Name of the VIE]	Power of Attorney

(Signature Page of the Power of Attorney)

Proxy:

Shanghai Santeng Technology Co., Ltd. (official seal)

Signature:	________________________________
Its Legal or Authorized Representative

Signed on this 9th day of March, 2020

[Name of the VIE]	Power of Attorney

(Signature Page of the Power of Attorney)

Target Company:

[Name of the VIE] (official seal)

Signature:	________________________________
Its Legal or Authorized Representative

Signed on this 9th day of March, 2020

[Name of the VIE]	Power of Attorney

Schedule of Material Differences

One or more persons signed a letter of consent using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Shareholder	Name of the VIE	ID Card No. of Shareholder	Percentage
1.	Yongxiang Lu	Daxin Wealth Investment Management (Shanghai) Co., Ltd. (“Daxin Wealth)	[***]	90%
2.	Qiaoling Lu	Daxin Wealth	[***]	5%
3.	Yiheng Guo	Daxin Wealth	[***]	5%
4	Yongxiang Lu	Daxin Zhuohui Financial Information Service (Shanghai) Co., Ltd. (“Daxin Zhuohui)”	[***]	90%
5	Zhiyao Guo	Daxin Zhuohui	[***]	10%
6	Qingdao Youyou Town Electronic Technology Co., Ltd.	Qingdao Buytop Payment Service Co., Ltd.	n/a	100%